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                                                                    CONFIDENTIAL

                                                                  Exhibit 10.6.7

                                                          CONFIDENTIAL TREATMENT
                                    GTC Biotherapeutics, Inc. has requested that
                                the marked portions of this document be accorded
                                   confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act

                                AMENDMENT NO. 14
                                       TO
                              COOPERATION AGREEMENT

     This is Amendment No. 14, effective September 6, 1997 to the Cooperation Agreement dated September , 1988, as subsequently amended (the "Amended Agreement") by and between Tufts University acting through its School of Veterinary Medicine ("TUSVM") and Genzyme Transgenics Corporation ("GTC").

     GTC and TUSVM hereby further amend the Amended Agreement as follows:

     1. The Budget for Year 5 of the Further Extended Term is attached hereto as Exhibit I.

     2.  The first sentence of the definition of "Net Sales" as set forth in
Section 1 of the Amended Agreement is changed to read as follows:

     "NET SALES - means the `adjusted amount' billed from an arms-length sale to independent third parties of Transgenic Proteins, derived from animals which, as embryos, were micro-injected by TUSVM with a Genzyme gene construct as part of the Project, by (i) GTC or an Affiliate (`GTC Direct Net Sales') or (ii) a sublicensee or a distributor of GTC, or other non-Affiliate seller authorized by GTC to make such sales (individually or collectively, 'Indirect Net Sales'."

     3. The definition of "Distributor Fees" as set forth in Section 1 of the Amended Agreement is changed to read as follows:

     "DISTRIBUTOR FEES - means the income stream received by GTC or an Affiliate from a sublicensee or a distributor as a result of:

         (i)      license fees,
         (ii)     royalties, or
         (iii)    other compensation,

     and which derive from the sale or a percentage of the sale of Transgenic Proteins derived from animals which, as embryos, were micro-injected by TUSVM with a Genzyme gene construct as part of the project.

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TUSVM-GTC Cooperation Agreement
Amendment 14

     4. The expression "GTC Direct Net Sales" is substituted for the expression "IG Direct Net Sales" wherever the same appears in the Amended Agreement.

     5. Exhibit A is hereby amended to include Exhibit A-1 which is attached hereto as Exhibit II.

     To the extent not inconsistent herewith, all of the remaining terms of the Amended Agreement shall continue in full force and effect.

                             TUFTS UNIVERSITY

                             By:  Tufts University School of Veterinary Medicine

                                  By:    /s/ Philip G. Salem
                                     -------------------------------------------
                                         Philip G. Salem

                                  Title: Senior Director, University Development
                                         ---------------------------------------


                             GENZYME TRANSGENICS CORPORATION

                             By:      /s/ Carol A. Ziomek, Ph.d.
                                ------------------------------------------------

                             Title: Vice President, Development
                                   ---------------------------------------------

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TUSVM-GTC Cooperation Agreement
Amendment 14

                   EXHIBIT I TO AMENDMENT 14: ESTIMATED BUDGET

                                                                       120 GOATS

                                                              (PER DIEM = $1.97)


                                    [****(*)]


TOTAL COST:                                                             $408,702


----------
(*) Confidential Treatment has been requested for the marked portion.

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                                                                    CONFIDENTIAL

                           EXHIBIT II TO AMENDMENT 14

    EXHIBIT A-1: TUSVM'S TASKS DURING YEAR FIVE OF THE FURTHER EXTENDED TERM


     During year five (5) of the Further Extended Term, TUSVM will provide adequate personnel and facilities for general husbandry and veterinary care; breeding management and husbandry; record keeping; surgeries related to microinjection of goat embryos; advanced embryo collection and transfer; semen collection and processing; kidding and kid husbandry; and, general chores related to the management of the GTC goat herd.